CLASS A SHARES
EXHIBIT
TO
MULTIPLE CLASS
PLAN
(REVISED 9/1/15)

1.	SEPARATE
ARRANGEMENT AND
EXPENSE
ALLOCATION

For purposes of Rule 18f-3
under the Act, the basic
distribution and shareholder
servicing arrangement of the
Class A Shares will consist
of sales and shareholder
servicing by financial
intermediaries in
consideration of the
payment of a portion of the
applicable sales load
(?dealer reallowance?)and a
shareholder service fee.
When indicated on the
Schedule to this Exhibit, the
principal underwriter and
financial intermediaries may
also receive payments for
distribution and/or
administrative services
under a 12b-1 Plan. In
connection with this basic
arrangement, Class A
Shares will bear the
following fees and
expenses:

Fees
and
Expen
ses
Maxim
um
Amoun
t
Allocat
ed
Class A
Shares
Sales
Load
Up to
5.5% of
the
public
offering
price
Contingent
Deferred Sales
Charge
("CDSC")
0.00%
Share
holder
Servic
e Fee
Up to
25 basis
points
(0.25%)
of the
average
daily
net
asset
value
12b-1
Fee
As set
forth in
the
attache
d
Schedul
e
Redem
ption
Fee
As set
forth in
the
attache
d
Schedul
e
Other
Expenses
Itemize
d
expense
s
incurre
d by the
Fund
with
respect
to
holders
of Class
A
Shares
as
describ
ed in
Section
3 of the
Plan

2.	CONVERSION
AND EXCHANGE
PRIVILEGES

For purposes of
Rule 18f-3, Class
A Shares have the
following
conversion rights
and exchange
privileges at the
election of the
shareholder:

Conversion
Rights:
At the
election of
the
shareholder,
Class A
Shares may
be
converted
into
Institutional
Shares or
Service
Shares.
Exchange
Privilege:
Class A
Shares may
be
exchanged
for Class A
Shares of
any other
Fund

In any exchange, the
shareholder shall receive
shares having the same
aggregate net asset value as
the shares surrendered.
Exchanges to any other
Class shall be treated in the
same manner as a
redemption and purchase.



3.	EXCEPTIONS
TO BASIC
ARRANGEMENTS

For purposes of Rules 22d-1
and 6c-10 under the Act,
unless otherwise specified
on the Schedule to this
Exhibit, the scheduled
variations in sales loads and
contingent deferred sales
charges are as follows:

(A)	BASIC SALES
LOAD SCHEDULE

The basic schedule of sales
loads for Class A Shares of
Funds so designated on the
Schedule to this Exhibit is as
follows:

Purch
ase
Amou
nt
Sales
Load as
a
Percent
age of
Public
Offerin
g Price
Less
than
$50,00
0
5.50%
$50,00
0 but
less
than
$100,0
00
4.50%
$100,0
00 but
less
than
$250,0
00
3.75%
$250,0
00 but
less
than
$500,0
00
2.50%
$500,0
00 but
less
than $1
million
2.00%
$1
million
or
greater
0.00%

(B)	FIXED INCOME
SALES LOAD SCHEDULE

The schedule of sales loads
for Class A Shares of Funds
so designated on the
Schedule to this Exhibit is as
follows:

Purch
ase
Amou
nt
Sales
Charge
as a
Percent
age of
Public
Offerin
g Price
Less
than
$100,0
00
4.50%
$100,0
00 but
less
than
$250,0
00
3.75%
$250,0
00 but
less
than
$500,0
00
2.50%
$500,0
00 but
less
than $1
million
2.00%
$1
million
or
greater
0.00%

(C)	MODIFIED
FIXED INCOME SALES
LOAD SCHEDULE

The schedule of sales loads
for Class A Shares of Funds
so designated on the
Schedule to this Exhibit is as
follows:

Purch
ase
Amou
nt
Sales
Charge
as a
Percent
age of
Public
Offerin
g Price
Less
than
$250,0
00
1.00%
$250,0
00 or
greater
0.00%

(D)	MONEY
MARKET LOAD
SCHEDULE

The Schedule of sales loads
for Class A Shares of Funds
so designated on the
Schedule to this Exhibit is as
follows:

Purchase Amount
Sales Charge as a Percentage of
Public Offering Price


All purchases
0.00%

(E)	ULTRASHORT
BOND LOAD SCHEDULE

The Schedule of sales loads
for Class A Shares of Funds
so designated on the
Schedule to this Exhibit is as
follows:

Purch
ase
Amou
nt
Sales
Charge
as a
Percent
age of
Public
Offerin
g Price
Less
than
$50,00
0
2.00%
$50,00
0 but
less
than
$100,0
00
1.75%
$100,0
00 but
less
than
$250,0
00
1.50%
$250,0
00 +
0.00%

(F)	"LARGE TICKET"
PURCHASES

Unless otherwise indicated
on the Schedule to this
Exhibit, a financial
intermediary that places an
order to purchase
$1,000,000 or more of Class
A Shares shall receive from
the principal underwriter an
advance commission equal
to 75 basis points (0.75%) of
the public offering price. In
such event, notwithstanding
anything to the contrary in
the Plan or this Exhibit, such
Class A Shares shall be
subject to a contingent
deferred sales charge upon
redemption within 24
months of purchase equal to
75 basis points (0.75%) of
the lesser of (x) the purchase
price of the Class A Shares
or (y) the redemption price
of the Class A Shares. Any
contingent deferred sales
charge received upon
redemption of Class A
Shares shall be paid to the
principal underwriter in
consideration of the advance
commission.

(G)	REDUCING OR
ELIMINATING THE
SALES LOAD

Contingent upon notification
to the Fund?s principal
underwriter or transfer
agent, in applying the
exceptions set forth in this
Section 3, the purchase
amount shall take into
account:

*
Discounts
achieved by
combining
concurrent
purchases of
and/or current
investment in
Class A, Class
B, Class C,
Class F, and
Class R Shares,
made or held by
(or on behalf of)
the investor, the
investor?s
spouse, and the
investor?s
children under
age 21
(regardless of
whether the
purchases or
investments are
made or held
directly or
through an
investment
professional or
through a
single-
participant
retirement
account);
provided that
such purchases
and investments
can be linked
using tax
identification
numbers
(TINs), social
security
numbers
(SSNs), or
Broker
Identification
Numbers
(BINs); and
*
Letters of intent
to purchase a
certain amount
of Class A
Shares within a
thirteen month
period.

	(H)	WAIVER OF
SALES LOAD

	Continent upon notification
to the Fund?s Transfer
Agent, no sales load shall be
assessed on purchases of
Class A Shares made:

*
	within 120 days
of redeeming
shares of an
equal or greater
amount;
*
	through a
program offered
by a Financial
Intermediary
that provides for
the purchase of
Shares without
imposition of a
sales charge (for
example, a wrap
account, self-
directed
brokerage
account,
retirement or
other fee-based
program offered
by the Financial
Intermediary)
and where the
Financial
Intermediary has
agreed with the
principal
underwriter not
to receive a
dealer
reallowance on
purchases under
such program;
*
	with reinvested
dividends or
capital gains;
*
	or Class A
Shares, issued in
connection with
the merger,
consolidation, or
acquisition of
the assets of
another fund.
Further, no sales
load shall be
assessed on
purchases of
Shares made by
a shareholder
that originally
became a
shareholder of a
Federated Fund
pursuant to the
terms of an
agreement and
plan of
reorganization
which permits
shareholders to
acquire Shares
at NAV
provided that
such Shares are
held directly
with the Fund?s
transfer agent.
If the Shares are
held through a
financial
intermediary the
sales charge
waiver will not
apply;
*
	by Federated
Life Members
(Federated
shareholders
who originally
were issued
shares through
the ?Liberty
Account?,
which was an
account for the
Liberty Family
of Funds on
February 28,
1987, or who
invested through
an affinity group
prior to August
1, 1987, into the
Liberty
Account);
*
	by Directors,
Trustees,
employees,
former
employees and
sales
representatives
of the Fund, the
Adviser, the
principal
underwriter and
their affiliates,
employees of
any investment
professional that
sells Shares
according to a
sales agreement
with the
principal
underwriter, by
the immediate
family members
of the above
persons, and by
trusts, pensions
or profit-sharing
plans for the
above persons;
and
*
	pursuant to the
exchange
privilege.

?
 (I)	WAIVER OF
CONTINGENT
DEFFERED SALES
CHARGE ON LARGE-
TICKET PURCHASES

Contingent upon notification
to the Fund?s principal
underwriter or transfer
agent, the 75 basis point
(0.75%) CDSC applicable in
connection with the ?large-
ticket? purchase program
described above, will not be
imposed on redemptions:

*
	following the
death of the last
surviving
shareholder or
post-purchase
disability, as
defined in
Section
72(m)(7) of the
Internal
Revenue Code
of 1986;
*
	due to the
termination of a
trust following
the death of the
trustor/grantor
or beneficiary,
provided that
the trust
document
specifically
states that the
trust is
terminated
upon the death
*
	representing
minimum
required
distributions
(?RMD?) from
an Individual
Retirement
Account or
other retirement
plan as required
under the
Internal
Revenue Code;
*
	of Shares that
were reinvested
within 120 days
of a previous
redemption;
*
	of Shares held
by the Directors,
Trustees,
employees,
former
employees and
sales
representatives
of the Fund, the
Adviser, the
principal
underwriter and
their affiliates,
employees of
any investment
professional that
sells Shares
according to a
sales agreement
with the
principal
underwriter, by
the immediate
family members
of the above
persons, and by
trusts, pension
or profit-sharing
plans for the
above persons;
*
	of Shares
originally
purchased
through a
program offered
by a Financial
Intermediary
that provides for
the purchase of
Shares without
imposition of a
sales charge (for
example, a wrap
account, self-
directed
brokerage
account,
retirement, or
other fee-based
program offered
by the Financial
Intermediary)
and where the
Financial
Intermediary has
agreed with the
principal
underwriter not
to receive an
advanced
commission on
purchases under
such program;
*
	of Shares
purchased with
reinvested
dividends or
capital gains;
*
	imposed by the
Fund when it
closes an
account for not
meeting the
minimum
balance
requirements;
and
*
	of Shares which
were purchased
pursuant to an
exchange
privilege if the
Shares were
held for the
applicable
CDSC holding
period.

4.	SPECIAL
OFFER PROGRAM

[NOTE: The 30 month
CDSC period connected
with of this program expired
in September of 2002]
During the Special Offer
Program which took place in
March, 2000, the sales load
was waived on purchases of
Class A Shares of Federated
Aggressive Growth Fund,
Federated Communications
Technology Fund, Federated
Large Cap Growth Fund,
and Federated International
Small Company Fund (the
"Special Offer Funds").
Instead, the principal
underwriter paid an advance
commission of 2.00% of the
offering price of the Special
Offer Funds to
intermediaries participating
in the Special Offer
Program.  Class A Shares
purchased through this
Special Offer were subject
to a CDSC of 2.00% on
redemptions which occurred
within 30 months after the
purchase, which amount was
to be paid to the principal
underwriter in consideration
for advancing the
commission to
intermediaries.  Class A
Shares of the Special Offer
Funds purchased during the
Special Offer Program could
be exchanged with Class A
Shares of other Special
Offer Funds with no
imposition of a sales load or
CDSC fee.  Class A Shares
of the Special Offer Funds
purchased during the Special
Offer Program which were
exchanged for Class A
Shares of other Funds
during the 30 month CDSC
period incurred the CDSC
fee upon redemption.
However, no sales load was
charged for such an
exchange.

5.	REDEMPTION
FEE

For purposes of Rule 11a-3
under the Act, any
redemption fee received
upon the redemption or
exchange of Class A Shares
will be applied to fees
incurred or amount
expended in connection with
such redemption or
exchange.  The balance of
any redemption fees shall be
paid to the Fund.

A Fund shall waive any
redemption fee with respect
to (i) non-participant
directed redemptions or
exchanges involving Class
A Shares held in retirement
plans established under
Section 401(a) or 401(k) of
the Internal Revenue Code
(the ?Code?), custodial plan
accounts established under
Section 493(b)(7) of the
Code, or deferred
compensation plans
established under Section
457 of the Code; (ii)
redemptions or exchanges
involving Class A Shares
held in plans administered
as college savings programs
under Section 529 of the
Code; and (iii) Class A
Shares redeemed due to the
death of the last surviving
shareholder on the account.


SCHEDULE OF
FUNDS
OFFERING CLASS A
SHARES

The Funds set forth on this
Schedule each offer Class A
Shares on the terms set forth
in the Class A Shares
Exhibit to the Multiple Class
Plan, in each case as
indicated below.  The 12b-1
fees indicated are the
maximum amounts
authorized based on the
average daily net asset
value.  Actual amounts
accrued may be less.

1.	CLASS A SHARES
SUBJECT TO THE
BASIC LOAD
SCHEDULE

Multiple Class Company
Series
12b-1
Fee
Redemption
Fee



Federated Equity Funds


Federated Absolute Return Fund
0.05%
None
Federated Clover Small Value Fund
0.05%
None
Federated Clover Value Fund
0.05%
None
Federated Emerging Markets Equity Fund
0.05%
None
Federated InterContinental Fund
0.05%
None
Federated International Strategic Value Dividend Fund
0.05%
None
Federated Kaufmann Fund
0.25%
None
Federated Kaufmann Large Cap Fund
0.25%
None
Federated Kaufmann Small Cap Fund
0.25%
None
Federated MDT Mid-Cap Growth Strategies Fund
None
None
Federated Managed Risk Fund
0.05%
None
Federated Managed Volatility Fund
0.05%
None
Federated Prudent Bear Fund
0.05%
None
Federated Strategic Value Dividend Fund
0.05%
None



Federated Equity Income Fund, Inc.
0.05%
None



Federated Global Allocation Fund
None
None



Federated Income Securities Trust


Federated Capital Income Fund
None
None
Federated Muni and Stock Advantage Fund
0.05%
None
Federated Prudent DollarBear Fund
0.05%
None
Federated Real Return Bond Fund
0.05%
None



Federated MDT Series


Federated MDT All Cap Core Fund
0.05%
None
Federated MDT Balanced Fund
0.05%
None
Federated MDT Large Cap Growth Fund
0.05%
None
Federated MDT Small Cap Core Fund
0.05%
None
Federated MDT Small Cap Growth Fund
0.05%
None



Federated MDT Stock Trust
0.05%
(dormant)
None



Federated World Investment Series, Inc.


Federated International Leaders Fund
0.05%
None
Federated International Small-Mid Company Fund
0.25%
2% on shares redeemed or exchanged
within 30 days of purchase



2.  CLASS A SHARES
SUBJECT TO THE
FIXED INCOME LOAD
SCHEDULE

Multiple Class Company
Series
12b-1
Fee
Redemption
Fee



Federated Fixed Income Securities, Inc.


Federated Strategic Income Fund
None
None



Federated Government Income Securities, Inc.
0.05%
None



Federated High Income Bond Fund, Inc.
None
2% on shares redeemed or exchanged
within 90 days of purchase



Federated High Yield Trust
0.05%
2% on shares redeemed or exchanged
within 90 days of purchase



Federated Income Securities Trust


Federated Fund for U.S. Government Securities
None
None



Federated International Series, Inc.


Federated International Bond Fund
0.25%
None



Federated Investment Series Funds, Inc.


Federated Bond Fund
0.05%
None



Federated Municipal Securities Fund, Inc.
None
None



Federated Municipal Securities Income Trust


Federated Municipal High Yield Advantage Fund
0.05%
None
Federated New York Municipal Income Fund
0.05%
None
Federated Ohio Municipal Income Fund
0.05%
None
Federated Pennsylvania Municipal Income Fund
0.05%
None



Federated Total Return Series, Inc.


Federated Total Return Bond Fund
0.25%
None



Federated World Investment Series, Inc.


Federated Emerging Market Debt Fund
None
None

3.  CLASS A SHARES
SUBJECT TO THE MODIFIED
FIXED INCOME SALES LOAD
SCHEDULE

Multiple Class Company
Series
12b-1
Fee
Redemption
Fee



Federated Income Securities Trust


Federated Short-Term Income Fund
0.50%
None



Federated Institutional Trust


Federated Short-Intermediate Total Return Bond Fund
0.10%
None



Federated Short-Intermediate Duration Municipal
Trust
0.25%
None

?
4.	CLASS A SHARES
SUBJECT TO THE MONEY
MARKET LOAD SCHEDULE

Multiple Class Company
Series
12b-1
Fee
Redemption
Fee



Money Market Obligations Trust


Federated Government Reserves Fund
0.45%
None
Federated Liberty U.S. Government Money Market Trust
None
None

5.	CLASS A SHARES
SUBJECT TO THE
ULTRASHORT BOND LOAD
SCHEDULE

Multiple Class Company
Series
12b-1
Fee
Redemption
Fee



Federated Fixed Income Securities, Inc.


Federated Municipal Ultrashort Fund
0.25%
None



Federated Income Securities Trust


Federated Floating Rate Strategic Income Fund
0.10%
None



Federated Institutional Trust


Federated Government Ultrashort Duration Fund
0.25%
None



Federated Total Return Series, Inc.


Federated Ultrashort Bond Fund
0.30%
None

6.	CLASS A SHARES NOT
PARTICIPATING IN THE
LARGE TICKET PURCHASE
PROGRAM

Multiple
Class
Company
Series
Federated
Fixed Income
Securities,
Inc.
Federated
Municipal
Ultrashort Fund
Federated
Income
Securities
Trust
Federated
Short-Term
Income Fund
Federated
Institutional
Trust
Federated
Government
Ultrashort
Duration
Fund
Federated
Short-
Intermediate
Duration
Municipal
Trust

Federated
Total Return
Series, Inc.
Federated
Ultrashort Bond
Fund